Subsequent Events	12 Months Ended
Sep. 30, 2020
Subsequent Events [Abstract]
Subsequent Event

16. Subsequent Event

On December 4, 2020 the Company’s Board of Directors declared a special cash dividend of $3.00 per share, or approximately $10 million in the aggregate, on the Company’s outstanding common stock. This one-time, special dividend is payable on December 30, 2020, to shareholders of record at the close of business on December 17, 2020.